Treatment of Employee Equity Awards in the Proposed Merger December 29, 2011 Highlights of the “Notice to Equity Award Holders Memo” Exhibit 99.2

1
Merger with United Rentals
As you know, RSC Holdings, Inc. (RSC) expects to complete a Merger with United
Rentals, Inc. (URI).
At the effective time of the Merger, shareholders of RSC will receive, for each RSC share outstanding immediately prior to the effective time, the following:
$10.80 in cash, and
0.2783 of a share of common stock of URI.
We currently expect that the Merger will be completed on a date in the second quarter of
2012 (although the closing date, if it occurs, may be earlier or later).

What happens to RSC Equity Awards in the Merger?
•
Generally, all outstanding equity awards held by employees will continue on the same terms and conditions, except that the equity awards will be converted (or
“rolled over”)
into awards for
URI common stock.
•
If you hold stock options or RSUs, you do not need to take any action – the rollover is automatic.
•
Once the equity awards are rolled over, vesting will continue on the same vesting schedule.
If your employment is involuntarily terminated following the completion of the Merger, your equity award(s) will become 100% vested.

How many URI shares will be subject to my rolled over equity award?
The number of URI shares issued for each RSC share during the roll-over process will be determined by the “Equity Award Exchange Ratio.”
The Equity Award Exchange Ratio for each RSC share is the sum of:
(1)    $10.80 divided by the volume-weighted average of the closing sale prices of a share of URI common stock during the 10 days prior to and including the Closing
Date, plus
(2)    0.2783 shares of common stock of URI.
•
Example:  Let's assume a 10-day average of URI common stock closing sales prices prior to and including Closing Date of $30*.  The Equity Award Exchange Ratio would be calculated as follows:
Ratio for Converted Cash Portion = $10.80    ÷ $30*
= 0.36
Ratio for Converted Stock Portion = 0.2783
Equity Award Exchange Ratio = 0.36    +    0.2783
Equity Award Exchange Ratio =
0.6383 of URI share
for each RSC share
* Please note that the examples contained herein (as well as the assumed $30 weighted-average closing price) are just hypothetical examples, and that the actual conversion of RSUs and stock options in the Merger will be determined at the Effective Time in accordance with the terms of the Merger Agreement.

How would Stock Options be converted?
•
Example: Let's continue to assume that the Equity Award Exchange Ratio is 0.6383. Say you hold, at the time of the Merger, a Stock Option in respect of 1,000 RSC shares, at an exercise price of $12 per RSC share. Your Stock Option will "roll over" into an award for URI common stock.  The number of URI shares that will be subject to your rolled over Stock Option, and the exercise price of your converted Stock Option, would be calculated as follows:
Number of
RSC Shares
subject to
your Original
Stock Option
Assumed
Equity
Award
Exchange
Ratio
Number of URI
Shares subject to
your "Rolled Over"
Stock Option:
(rounded down)
1,000 Shares .6383
638 shares
(RSC shares x Ratio)
Exercise
Price of your
Original
Stock Option
Assumed
Equity
Award
Exchange
Ratio
Exercise Price of
your "Rolled Over"
Stock Option:
(rounded up)
$12.00 .6383
$18.80
(Original Exercise
Price ÷ Ratio)

How would RSUs be converted?
•
Example:  Let's continue to assume that the Equity Award Exchange Ratio is 0.6383. Say you hold, at the time of the Merger, an RSU award in respect of 1,000 RSC shares.  Your RSU will
"roll over" into an award for URI common stock, and the number of URI shares that will be subject to your rolled over RSU award would be calculated as follows:
Number of RSC
Shares subject to
your Original RSU
Award
Assumed
Equity Award
Exchange
Ratio
Number of URI Shares
subject to your "Rolled
Over" RSU Award
(rounded down)
1,000 Shares .6383
638 shares
(RSC Shares x Ratio)

6
What happens between now and the completion of the
Merger?
•
Between now and the Closing Date, RSC common stock will continue to be publicly traded.
•
You may exercise any vested Stock Options you hold, subject to any blackout periods and/or any other trading limitations that may be in effect.
•
In order for RSC to process exercises of stock options prior to the closing of the Merger, RSC will not accept exercises of stock options after 4:00 p.m. (Mountain Time) four business days prior to the Closing Date, unless this date is subsequently modified by RSC.

Where can I find more information?
•
The “Notice to Equity Award Holders” memo, enclosed, provides a complete and detailed description of the equity conversion process.  Please reference that document for further information.  This presentation is only a summary.
•
Questions regarding your RSC equity awards my be addressed to either of the following individuals:
•
Other Resources:
Visit www.etrade.com and to log into your employee brokerage account.
Questions or concerns about your brokerage account or you have misplaced your username/password, please contact Nancy Stephens, Equity Compensation Administrator or call E*TRADE directly at 1-800-838-0908.
Nancy Stephens
Equity Compensation Administrator
Nancy.Stephens@RSCrental.com
p 480.281.7335
Mitch Holder
Director Compensation
Mitchell.Holder@RSCrental.com
p 480.905.3343

8
Legal Reminders
Please note that the examples in this presentation and related materials (as well as the assumed $30 weighted-
average closing price) are just hypothetical examples, and that the actual conversion of RSUs and stock options in the Merger will be determined at the Effective Time in accordance with the terms of the Merger Agreement.
The actual conversion of stock options and RSUs in the Merger is subject to rounding in accordance with the terms of the Merger Agreement.
All aspects of your equity awards are governed by the terms and provisions of the Merger Agreement, the RSC
Holdings, Inc. Amended and Restated Stock Incentive Plan, your particular award agreement(s) and employment agreement (as applicable), and not by this presentation or related materials.
Your receipt of this memorandum does not give you any right, express or implied, of continued employment with
RSC, URI or any of their affiliates or of receipt of any equity award adjustment thereto or particular value derived therefrom.
If the Merger does not occur, you will have no rights or interests in URI stock by virtue of your equity awards or other
RSC stock.
You are urged to consult your tax advisors as to the particular consequences to you under federal, state and local, and applicable foreign tax laws of your equity awards.
To ensure compliance with U.S. Internal Revenue Service Circular 230, you are hereby notified that any discussion of
U.S. federal tax matters in this presentation or related materials was written in connection with the promotion or marketing of the Merger, and was not intended to be used, and cannot be used, by any purchaser for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax law.

Legal Reminders
Cautionary Statement Regarding Forward-Looking Statements This communication contains “forward-looking”
statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private
Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to United Rentals, Inc.
or RSC Holdings Inc., the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you should not place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. United Rentals, Inc. and RSC Holdings
Inc. undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the equipment rental industries, and other legal, regulatory and economic developments. We use words such as “anticipates,”
“believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,”
“potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents United Rentals, Inc. and RSC Holdings Inc. have filed with the U.S. Securities and Exchange
Commission (the “SEC”) as well as the possibility that (1) United Rentals, Inc. and RSC Holdings Inc. may be unable to obtain stockholder or regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of United Rentals, Inc. and RSC Holdings Inc.; (4) the proposed transaction may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed transaction;
and (6) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by United
Rentals, Inc. and RSC Holdings Inc. Neither United Rentals, Inc. nor RSC Holdings Inc. gives any assurance that either
United Rentals, Inc. or RSC Holdings Inc. will achieve its expectations and neither United Rentals, Inc. nor RSC
Holdings Inc. assumes any responsibility for the accuracy and completeness of the forward-looking statements.
The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of United Rentals, Inc. and RSC Holdings Inc. described in the “Risk
Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. All forward-looking statements included in this document are based upon information available to United Rentals, Inc. and RSC Holdings Inc. on the date hereof, and neither United Rentals,
Inc. nor RSC Holdings Inc. assumes any obligation to update or revise any such forward-looking statements.

Legal Reminders
Important Additional Information Will Be Filed with the SEC
This communication relates to a proposed transaction between United Rentals, Inc. and RSC Holdings Inc., which will become the subject of a registration statement and joint proxy statement/prospectus forming a part thereof to be filed with the SEC by United Rentals, Inc. This communication is not a substitute for the registration statement and joint proxy statement/prospectus that United Rentals, Inc. will file with the SEC or any other documents that they may file with the SEC or send to stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING
DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION
STATEMENT, JOINT PROXY STATEMENT/ PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS
FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED
TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION ABOUT THE PROPOSED TRANSACTION.
You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about United Rentals, Inc. and RSC Holdings Inc., at the SEC’s website at http://www.sec.gov. You will also be able to obtain these documents, free of charge, when filed, by directing a request by mail or telephone to RSC
Holdings Inc., Attn: Investor Relations, 6929 E. Greenway Parkway, Suite 200, Scottsdale, AZ 85254,
telephone: (480) 281-6956, or from RSC’s website, www.RSCrentals.com.
Participants in Solicitation
United Rentals, Inc., RSC Holdings Inc. and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of
United Rentals, Inc. and RSC Holdings Inc. in connection with the proposed transaction. Information about the directors and executive officers of RSC Holdings Inc. and their ownership of RSC Holdings Inc.’s common stock is set forth in
RSC Holdings Inc.’s definitive proxy statement filed with the SEC on March 16, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.
You may obtain free copies of this document as described in the preceding paragraph.